Exhibit 10.8

AMENDED AND RESTATED

WHITESMOKE, INC.

INVESTORS’ RIGHTS AGREEMENT

June 30, 2009

WHITESMOKE, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

This Amended and Restated Investors’ Rights Agreement (the “Agreement”) is made as of June 30, 2009 by and among WhiteSmoke, Inc., a Delaware corporation (the “Company”), and the investors listed on Exhibit A hereto, each of which is herein referred to as an “Investor” and together the “Investors”, and (i) the holders of Series A Preferred Stock and the holders of Series A-1 Preferred Stock listed on Exhibit B hereto; (ii) the holders of Series B Preferred Stock and the holders of Series B-l Preferred Stock listed on Exhibit C hereto.

RECITALS

The Company and the Investors have entered into an Investors’ Rights Agreement dated January 1, 2008 (the “IRA”), and whereas the parties have determined to amend Sections 1.12 and 1.13 of the IRA in accordance with the terms herewith and to restate the IRA in its entirety including such amendments.

The Company and the Investors are parties to the Series C Preferred Stock Purchase Agreement of even date herewith (the “Purchase Agreement”).  In order to induce the Investors to purchase shares of Series C Preferred Stock and invest funds in the Company pursuant to the Purchase Agreement, the Company hereby agrees that this Agreement shall govern the rights of the Investors, the holders of Series B Preferred Stock and the holders of Series B-l Preferred Stock, to cause the Company to register shares of Common Stock issued or issuable to them and certain other matters as set forth herein.

AGREEMENT

The parties hereby agree as follows:

1.           Registration Rights.  The Company and the Investors covenant and agree as follows:

1.1           Definitions.  For purposes of this Agreement:

(a)           The term “Affiliated Fund” means, with respect to a Holder that is a limited liability company or a limited liability partnership, a fund or entity managed by the same manager or managing member or general partner or management company or by an entity controlling, controlled by, or under common control with such manager or managing member or general partner or management company;

(b)          The term “Exchange Act” means the Securities Exchange Act of 1934, as amended (and any successor thereto) and the rules and regulations promulgated thereunder;

(c)           The term “Form S-3” means such form under the Securities Act as in effect on the date hereof or any successor form under the Securities Act that permits significant incorporation by reference of the Company’s subsequent public filings under the Exchange Act;

(d)          The term “Holder” means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.12 of this Agreement;

(e)           The term “Major Investor” means any holder of Preferred Stock holding that holds at least 5% of the outstanding shares of Common Stock (assuming conversion of all outstanding Preferred Shares) of the Company;

(f)           The term “Major Investors Group” means the groups of holders of Preferred Stock listed on Exhibit D hereto;

(g)          The term “Qualified IPO” means a firm commitment underwritten public offering by the Company of shares of its Common Stock with aggregate offering proceeds of at least $10 million, at a Company’s valuation of at least $50 million, in connection with which all the then-outstanding shares of Preferred Stock are converted into shares of Common Stock pursuant to the Company’s Restated Certificate of Incorporation as such Restated Certificate of Incorporation may be amended from time to time;

(h)          The terms “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document;

(i)           The term “Registrable Securities” means (i) the shares of Common Stock issuable or issued upon conversion of the Series C Preferred Stock, the holders of Series B Preferred Stock and Series B-l Preferred Stock, other than shares for which registration rights have terminated pursuant to Section 1.15 hereof, and (ii) any other shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares listed in (i); excluding in all cases any Registrable Securities sold by a person in a transaction in which his or her rights under this Agreement are not assigned.  Notwithstanding the foregoing, Common Stock or other securities shall only be treated as Registrable Securities if and so long as (A) they have not been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, (B) they have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale, or (C) the Holder thereof is entitled to exercise any right provided in Section 1 in accordance with Section 1.15 below;

(j)           The number of shares of “Registrable Securities then outstanding” shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities;

(k)           The term “SEC” means the Securities and Exchange Commission; and

(l)            The term “Securities Act” means the Securities Act of 1933, as amended (and any successor thereto) and the rules and regulations promulgated thereunder.

1.2           Request for Registration.

(a)           If the Company shall receive at any time after six months after the effective date of the Qualified IPO, a written request from the Holders of a majority of the Registrable Securities then outstanding (the “Initiating Holders”) that the Company file a registration statement under the Securities Act covering the registration of Registrable Securities with an anticipated aggregate offering price of at least $2,000,000 (net of any underwriters’ discounts or commissions), then the Company shall, within 20 days of receiving such request, give written notice of such request to all Holders and shall, subject to the limitations of subsection 1.2(b), use all commercially reasonable efforts to effect a registration statement under the Securities Act covering all Registrable Securities which the Holders request to be registered within 20 days of the mailing of such notice by the Company.

(b)           If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request and the Company shall include such information in the written notice referred to in subsection 1.2(a).  The underwriter will be selected by the Company, which underwriter shall be reasonably acceptable to a majority in interest of the Holders whose Registrable Securities are to be included in the underwriting.  In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein.  The Company and all Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting.  Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Company in good faith that marketing factors require a limitation of the number of shares to be underwritten, then there shall be excluded from such registration and underwriting to the extent necessary to satisfy such limitation, first shares held by stockholders other than the Holders, secondly, shares which the Company may wish to register for its own account, and finally to the extent necessary Registrable Securities (pro rata to the respective number of Registrable Securities held by each Holder); provided, however, that in any event all Registrable Shares must be included in such registration prior to any other shares of the Company.

(c)           Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2, a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed, the Company shall have the right to defer such filing for a period of not more than 120 days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve-month period, and provided, further, that the Company shall not register any securities for the account of itself or any other stockholder during such 120-day period (other than in a Qualified IPO, a registration relating solely to the sale of securities of participants in a Company stock plan, a registration relating to a corporate reorganization or transaction under Rule 145 of the Securities Act, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered).

(d)           In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 1.2:

(i)           After the Company has effected two (2) registrations pursuant to this Section 1.2 and such registrations have been declared or ordered effective;

(ii)          During the period starting with the date 90 days prior to the Company’s good faith estimate of the date of filing of, and ending on a date 90 days after the effective date of, a registration subject to Section 1.3 hereof unless such offering is the initial public offering of the Company’s securities, in which case, ending on a date 180 days after the effective date of such registration subject to Section 1.3 hereof; provided that the Company is actively employing in good faith all commercially reasonable efforts to cause such registration statement to become effective;

(iii)         If the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 1.4 below; or

(iv)        In any jurisdiction in which the Company would be required to qualify to do business or execute a general consent to service of process in effecting such registration, unless the Company is already qualified to do business or subject to service of process in such jurisdiction.

1.3           Company Registration.

(a)           If the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan or a transaction covered by Rule 145 under the Securities Act, a registration in which the only stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered, or any registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Holder written notice of such registration.  Upon the written request of each Holder given within 20 days after mailing of such notice by the Company in accordance with Section 3.4, the Company shall, subject to the provisions of Section 1.8, use all commercially reasonable efforts to cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered.

(b)           The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 1.3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.  The expenses of such registration shall be borne by the Company, in accordance with Section 1.7 hereof.

1.4           Form S-3 Registration.  In case the Company shall receive from any Holder or Holders a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders where the aggregate net proceeds from the sale of such Registrable Shares equals to at least five hundred United States dollars ($500,000), the Company will within twenty (20) days after receipt of any such request:

(a)           promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

(b)           use all commercially reasonable efforts to effect, as soon as practicable, such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder’s or Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.4:  (i) if Form S-3 is not available for such offering by the Holders; (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $5,000,000(net of any underwriters’ discounts or commissions); (iii) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 120 days after receipt of the request of the Holder or Holders under this Section 1.4; provided, however, that the Company shall not utilize this right more than once in any 12-month period; (iv) if the Company has, within the 12-month period preceding the date of such request, already effected two registrations on Form S-3 for the Holders pursuant to this Section 1.4; (v) in any jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already qualified to do business or subject to service of process in that jurisdiction; or (vi) during the period ending 180 days after the effective date of a registration statement subject to Section 1.3.

(c)           Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders.  Registrations effected pursuant to this Section 1.4 shall not be counted as demands for registration or registrations effected pursuant to Sections 1.2 or 1.3, respectively.

1.5           Obligations of the Company.  Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a)           Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use all commercially reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to 120 days, or until the distribution described in such registration statement is completed, if earlier.

(b)           Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for up to 120 days, or until the distribution described in such registration statement is completed, if earlier.

(c)           Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

(d)           Use all commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions unless the Company is already qualified to do business or subject to service of process in that jurisdiction.

(e)           In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering.  Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

(f)           Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, such obligation to continue for 120 days.

(g)           Cause all such Registrable Securities registered pursuant to this Section 1 to be listed on each national securities exchange or trading system on which similar securities issued by the Company are then listed.

(h)           Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

1.6           Information From Holders.  It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder’s Registrable Securities.  The Company shall have no obligation with respect to any registration requested pursuant to Section 1.2 or Section 1.4 of this Agreement if, as a result of the application of the preceding sentence, the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the anticipated aggregate offering price required to originally trigger the Company’s obligation to initiate such registration as specified in subsection 1.2(a) or subsection 1.4(b)(2), whichever is applicable.

1.7           Expenses of Registration.  All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Sections 1.2, 1.3 and 1.4 including (without limitation) all registration, filing and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders selected by them with the approval of the Company, which approval shall not be unreasonably withheld, shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 or 1.4 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 1.2; provided further, however, that if at the time of such withdrawal, the Holders (i) have learned of a material adverse change in the condition, business, or prospects of the Company that was not known to the Holders at the time of their request and (ii) have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall not forfeit their rights pursuant to Section 1.2.

1.8           Underwriting Requirements.  In connection with any offering involving an underwriting of shares of the Company’s capital stock, the Company shall not be required under Section 1.3 to include any of the Holders’ securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by the Company (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company.  If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders) but in no event shall the amount of securities of the selling Holders included in the offering be reduced below 40% of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company’s securities, in which case, the selling stockholders may be excluded if the underwriters make the determination described above and no other stockholder’s securities are included.  For purposes of the preceding parenthetical concerning apportionment, for any selling stockholder which is a holder of Registrable Securities and which is a venture capital fund, or a partnership or corporation, the Affiliated Funds, partners, retired partners and stockholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “selling stockholder,” and any pro-rata reduction with respect to such “selling stockholder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “selling stockholder,” as defined in this sentence.

1.9           Delay of Registration.  No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

1.10         Indemnification.  In the event any Registrable Securities are included in a registration statement under this Section 1:

(a)           To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”):  (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to any Holder, underwriter or controlling person for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

(b)           To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that in no event shall any indemnity under this subsection 1.10(b) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder.

(c)           Promptly after receipt by an indemnified party under this Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.10.

(d)           If the indemnification provided for in this Section 1.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations; provided, that in no event shall any contribution by a Holder under this Subsection 1.10(d) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder.  The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(e)           Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f)           The obligations of the Company and Holders under this Section 1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

1.11         Reports Under the Exchange Act.  With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

(a)           Make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after 90 days after the effective date of the Qualified BPO so long as the Company remains subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

(b)           Take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form F-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

(c)           File with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(d)           Furnish to any Holder upon request, so long as the Holder owns any Registrable Securities, (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after 90 days after the effective date of the Qualified IPO), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form F-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

1.12         Assignment of Registration Rights.  The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee (i) of at least 100,000 shares of such securities (subject to adjustment for stock splits, stock dividends, reclassification or the like), (ii) that is a subsidiary, parent, partner, limited partner, retired partner, member, retired member or stockholder of a Holder, (iii) that is an Affiliated Fund, (iv) who is a Holder’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (such a relation, a Holder’s “Immediate Family Member”, which term shall include adoptive relationships), or (v) that is a trust for the benefit of an individual Holder or such Holder’s Immediate Family Member, provided that the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if the transferee agrees to be bound by this Agreement and immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act.  For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of (x) a partnership who are partners or retired partners of such partnership or (y) a limited liability company who are members or retired members of such limited liability company (including Immediate Family Members of such partners or members who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership or limited liability company; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under Section 1.  For the avoidance of doubt, the foregoing terms of this Section 1.12 shall not apply to the Warrant issued to Kreos (each, as defined below) (which may be freely assigned subject to the terms of the Warrant), but shall apply with respect to the Conversion Shares (as defined in the Warrant) following the exercise of the Warrant.

1.13         Limitations on Subsequent Registration Rights.  Other than with respect to the issuance by the Company to Kreos Capital III (“Kreos”) of a Warrant dated________, attached hereto as Exhibit 1.13 (the “Warrant”), for the purchase by Kreos of up to 80,000 Series C Preferred Shares (the “Warrant Shares”), including with respect to the Conversion Shares, as defined in the Warrant, into which the Warrant Shares are convertible and which Conversion Shares would constitute Registrable Securities hereunder, from and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include any of such securities in any registration filed under Section 1.2 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included or (b) to make a demand registration which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in subsection 1.2(a) or within 120 days of the effective date of any registration effected pursuant to Section 1.2.  For the avoidance of doubt, the foregoing restrictions shall not apply to the Conversion Shares underlying the Warrant issued to Kreos.

1.14           Lock-Up Agreement.

(a)           Lock-Up Period; Agreement.  In connection with the initial public offering of the Company’s securities and upon request of the underwriters managing such offering of the Company’s securities, each Holder agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company, however or whenever acquired (other than those included in the registration) without the prior written consent of such underwriters for such period of time (not to exceed 180 days) from the effective date of such registration statement as may be requested by the managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company’s initial public offering.

(b)           Limitations.  The obligations described in Section 1.14(a) shall apply only if all officers and directors of the Company and all holders of greater than 1% (one percent) of the Company’s securities enter into similar agreements, and shall not apply to a registration relating solely to employee benefit plans, or to a registration relating solely to a transaction pursuant to Rule 145 under the Securities Act.

(c)           Stop-Transfer Instructions.  In order to enforce the foregoing covenants, the Company may impose stop-transfer instructions with respect to the securities of each Holder (and the securities of every other person subject to the restrictions in Section 1.14(a)).

(d)           Transferees Bound.  Each Holder agrees that prior to the Company’s initial public offering it will not transfer securities of the Company unless each transferee agrees in writing to be bound by all of the provisions of this Section 1.14, provided that this Section 1.14(d) shall not apply to transfers pursuant to a registration statement or transfers after the 12-month anniversary of the effective date of the Company’s initial registration statement subject to this Section 1.14.

1.15         Termination of Registration Rights.  No Holder shall be entitled to exercise any right provided for in this Section 1 after the earlier of (i) five (5) years following the consummation of a Qualified IPO, (ii) with respect to any Holder, at such time after the Qualified IPO as Rule 144 or another similar exemption under the Securities Act is available for the sale of all of such Holder’s shares during a three-month period without registration, or (iii) upon termination of the Agreement, as provided in Section 3.1.

2.           Covenants of the Company.

2.1           Delivery of Financial Statements.  The Company shall deliver to each Major Investor and to shareholders designated as representatives for such purpose by each Major Investors Group:

(a)           as soon as practicable, but in any event within 90 days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of stockholder’s equity as of the end of such year, and a statement of cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles (“GAAP”), and audited and certified by an accounting firm associated with one of the “Big 4” US accounting firms selected by the Company;

(b)           as soon as practicable, but in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Company, an unaudited profit or loss statement, a statement of cash flows for such fiscal quarter and an unaudited balance sheet as of the end of such fiscal quarter, reviewed by an accounting firm associated with one of the “Big 4” US accounting firms selected by the Company;

(c)           within 14 days of the end of each month, a monthly report in a form agreed by the Board of Directors;

(d)           as soon as practicable, but in any event 45 days prior to the end of each fiscal year, a budget and operating plan for the next fiscal year, prepared on a monthly basis, and, as soon as prepared, any other updated or revised budgets for such fiscal year prepared by the Company; and

(e)           with respect to the financial statements called for in subsections (b) and (c) of this Section 2.1, an instrument executed by the Chief Financial Officer or President of the Company and certifying that such financials were prepared in accordance with GAAP consistently applied with prior practice for earlier periods (with the exception of footnotes that may be required by GAAP) and fairly present the financial condition of the Company and its results of operation for the period specified, subject to year-end audit adjustment, provided that the foregoing shall not restrict the right of the Company to change its accounting principles consistent with GAAP, if the Board of Directors determines that it is in the best interest of the Company to do so.

2.2           Inspection.  The Company shall permit each Major Investor and each shareholder designated as a representative for such purpose by each Major Investors Group, at such Major Investor’s and Major Investors Group’s expense, to visit and inspect the Company’s properties, to examine its books of account and records and to discuss the Company’s affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Major Investor or by such representatives of the Major Investors Groups; provided, however, that the Company shall not be obligated pursuant to this Section 2.2 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information.

2.3           Right of First Offer.  Subject to the terms and conditions specified in this Section 2.3, the Company hereby grants to each Major Investor and the Major Investors Groups listed in Exhibit D hereto (as long as each Major Investors Group continues to hold in the aggregate at least 5% of the Company’s voting rights) (collectively for the purpose of this Section 2.3, “Investors”) a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined).  A Major Investor or a Major Investors Group who chooses to exercise the right of first offer may designate as purchasers under such right itself or its partners or affiliates, including Affiliated Funds and any member of the Major Investors Groups, in such proportions as it deems appropriate.

Each time the Company proposes to offer any shares of, or securities convertible into for any shares of, any class of its capital stock (“Shares”), the Company shall first make an offering of such Shares to each Major Investor and each Major Investors Group in accordance with the following provisions:

(a)           The Company shall deliver a notice (the “RFO Notice”) to the Major Investors and to the shareholders designated as representatives for this purpose by each of the Major Investors Groups stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Shares.

(b)           Within 15 calendar days after delivery of the RFO Notice, each Investor may elect to purchase or obtain, at the price and on the terms specified in the RFO Notice, up to that portion of such Shares which equals the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion of all convertible securities then held, by such Investor bears to the total number of shares of Common Stock then outstanding (assuming full conversion of all convertible securities), provided that a Major Investors Group may only elect to purchase at least 5% of the Shares.  Such purchase shall be completed at the same closing as that of any third party purchasers or at an additional closing thereunder.  The Company shall promptly, in writing, inform each Investor that purchases all the shares available to it (each, a “Fully-Exercising Investor”) of any other Investor’s failure to do likewise.  During the 10-day period commencing after receipt of such information, each Fully-Exercising Investor shall be entitled to obtain that portion of the Shares for which Investors were entitled to subscribe but which were not subscribed for by the Investors that is equal to the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion of all convertible securities then held, by such Fully-Exercising Investor bears to the total number of shares of Common Stock then outstanding (assuming full conversion of all convertible securities).

(c)           The Company may, during the 45-day period following the expiration of the period provided in subsection 2.3(b) hereof, offer the remaining unsubscribed portion of the Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the RFO Notice.  If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within 90 days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Major Investors and the Major Investors Groups in accordance herewith.

(d)           The right of first offer in this Section 2.3 shall not be applicable to (i)the issuance of securities in connection with stock dividends, stock splits or similar transactions; (ii) the issuance or sale of Common Stock (or options therefor) to employees, consultants and directors of the Company, directly or pursuant to a stock option plan, restricted stock purchase plans or other stock plan approved by the Board of Directors; (iii) the issuance of securities in connection with bona fide acquisition, merger or similar transaction, the terms of which are approved by the Board of Directors; (iv) the issuance or sale of the Series C Preferred Stock or the Common Stock issuable upon conversion of the Series A Preferred Stock, the Series A-l Preferred Stock, the Series B Preferred Stock, the Series B-l Preferred Stock and the Series C Preferred Stock; (v) the issuance of Common Stock in a Qualified IPO; or (vi) the issuance of securities with the affirmative vote of at least a majority of the then outstanding shares of Series C Preferred Stock, voting together as a class.  In addition to the foregoing, the right of first offer in this Section 2.3 shall not be applicable with respect to any Major Investor or to any member of a Major Investors Group and any subsequent securities issuance, if (x) at the time of such subsequent securities issuance, the Major Investor or such member of the Major Investor Group is not an “accredited investor”, as that term is then defined in Rule 501(a) under the Securities Act, and (y) such subsequent securities issuance is being offered only to accredited investors according to the unanimous written consent of the Company’s Board of Directors.

2.4           Termination of Covenants.

(a)           The covenants set forth in Sections 2.1 through Section 2.3 shall terminate as to each Holder and be of no further force or effect (i) immediately prior to the consummation of a Qualified IPO, or (ii) upon termination of the Agreement, as provided in Section 3.1.

(b)           The covenants set forth in Sections 2.1 and 2.2 shall terminate as to each Holder and be of no further force or effect when the Company first becomes subject to the periodic reporting requirements of Sections 13 or 15(d) of the Exchange Act, if this occurs earlier than the events described in Section 2.4(a) above.

3.           Termination of the Investor’s Right Agreement dated December 6, 2006

The Company, the holders of Series B Preferred Stock, the holders of Series B-l Preferred Stock the holders of Series A Preferred Stock and the holders of Series A-1 Preferred Stock agree that this Agreement restated, amends, supersedes, and terminates the Investor’s Right Agreement dated December 6, 2006.

4.           Miscellaneous

4.1           Termination.  This Agreement shall terminate, and have no further force and effect, when the Company shall consummate a transaction or series of related transactions deemed to be a liquidation, dissolution or winding up of the Company pursuant to the Company’s Restated Certificate of Incorporation, as such Restated Certificate of Incorporation may be amended from time to time.

4.2           Entire Agreement.  This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto are expressly canceled.

4.3           Successors and Assigns.  Except as otherwise provided in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties (including transferees of any of the Series C Preferred Stock, the Series B Preferred Stock, the holders of Series B-l Preferred Stock the Series A Preferred Stock, the holders of Series A-1 Preferred Stock or any Common Stock issued upon conversion thereof).  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

4.4           Amendments and Waivers.  Any term of this Agreement may be amended or waived only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding; provided, however, if such amendment or waiver would adversely affect the rights of a specific series of Preferred Stock in a manner different from the other series of Preferred Stock, then such amendment or waiver shall require the consent of the Investors holding a majority in interest of such series of Preferred Stock; and any amendment or waiver of the rights granted to the Major Investors in Section 2 above shall require the consent of a majority in interest of the Registrable Securities held by the Major Investors.  Any amendment or waiver effected in accordance with this paragraph shall be binding upon each party to the Agreement, whether or not such party has signed such amendment or waiver, each future holder of all such Registrable Securities, and the Company.

4.5           Notices.  Unless otherwise provided, any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by facsimile, or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party’s address or facsimile number as set forth on Exhibit A hereto or as subsequently modified by written notice.

4.6           Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement, and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

4.7           Governing Law.  This Agreement and all acts and transactions pursuant hereto shall be governed, construed and interpreted in accordance with the laws of the State of Israel, without giving effect to principles of conflicts of laws.

4.8           Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

4.9           Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

4.10         Aggregation of Stock.  All shares of the Preferred Stock held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

[Signature Page Follows]

Exhibit 10.8

The parties have executed this Investors’ Rights Agreement as of the date first above written.

COMPANY:

WHITESMOKE, INC.

By:
Address:
Fax:

INVESTORS

Alex Hilman Holdings Ltd.	Lesser Trust.	Kaedan Investments Ltd.

By:	By:	By:

Name:	Name:	Name:

Title:	Title:	Title:

Gideon Michonik	G.K Capital Ltd.	Yair Goldfinger

By:	By:	By:

Name:

Title:

BRMR, LLC.	Robert Gladestone	Roger Gladestone

By:	By:	By:

Name:

Title:

[SIGNATURE PAGE OF INVESTORS’ RIGHTS AGREEMENT]

Marc Thalheim	Lindsay Thalheim	David Thalheim

By:	By:	By:

Partam Properties (1993) Ltd.	Evolution Venture Capital Fund I (Israel) LP	Evolution Venture Capital Fund I (Exempt) LP

By:	By:	By:

Name:	Name:	Name:

Title:	Title:	Title:

Isard Dunietz (or his successor)1.	Hagay Tal	Avenue International Corp.

By:	By:	By:

Kopelman Ltd.

By:

Name:

Title:

1 as Trustee of the Isard Dunietz 2006 Trust, created by a Declaration of Trust dated July 19, 2006, as it may be amended or restated from time to time thereafter

[SIGNATURE PAGE OF INVESTORS’ RIGHTS AGREEMENT]

Exhibit 10.8

HOLDERS OF SERIES A PREFERRED STOCK AND HOLDERS OF SERIES A-1 PREFERRED STOCK:

Joel Ovil	Lea Ovil	Runway Ltd.

By:	By:	By:

Name:

Title:

Netivim School for Professional	Aaron Nahumi	David Aber
Training and Advanced Studies Ltd.
	By:	By:
By:

Name:

Title:

Chen Zur	Shani Levona Nechasim Ltd.	Kaedan Investments Ltd.

By:	By:	By:

	Name:	Name:

	Title:	Title:

G.K Capital Ltd.	Gideon Michonik	Shabtai Nuriel

By:	By:	By:

Name:

Title:

[SIGNATURE PAGE OF INVESTORS’ RIGHTS AGREEMENT]

Yair Goldfinger	Atom Corp.	Robert Gladstone

By:	By:	By:

Name:

Title:

Roger Gladstone	David Nussbaum	BRMR, LLC

By:	By:	By:

Name:

Title:

Ted Struhl	Dalewood Assoc.	Marc Thalheim

By:	By:	By:

Name:

Title:

Lindsay Thalheim	David Thalheim	Zeevi Aber

By:	By:	By:

Fire Guarantee Ltd.	Alex Hilman Holdings Ltd.	Lucian Ventures, Inc.

By:	By:	By:

Name:	Name:	Name:

Title:	Title:	Title:

Oded Broshi	Arie Kopelman

By:	By:

[SIGNATURE PAGE OF INVESTORS’ RIGHTS AGREEMENT]

Exhibit 10.8

HOLDERS OF SERIES B PREFERRED STOCK AND HOLDERS OF SERIES B-1 PREFERRED STOCK:

Joel Ovil	Lea Ovil	Runway Ltd.

By:	By:	By:

Name:

Title:

Netivim Ltd.	Aaron Nahumi	Lucian Ventures, Inc.

By:	By:	By:

Name:		Name:

Title:		Title:

Chen Zur	Shani Levona Nechasim Ltd.	Kaedan Investments Ltd.

By:	By:	By:

	Name:	Name:

	Title:	Title:

Gideon Micholnik	G.K Capital Ltd.	Shabtai Nuriel

By:	By:	By:

Name:

Title:

Yair Goldfinger	Richard Gladstone	Robert Gladstone

By:	By:	By:

[SIGNATURE PAGE OF INVESTORS’ RIGHTS AGREEMENT]

Roger Gladstone	David Nussbaum	BRMR, LLC.

By:	By:	By:

Name:

Title:

Lindsay Thalheim	David Thalheim	Alex Hilman Holdings Ltd.

By:	By:	By:

Name:

Title:

Andrew Rosen	Avenue International Corp.	Partam Properties (1993) Ltd.

By:	By:	By:

	Name:	Name:

	Title:	Title:

Petty & Chris Conway	Evolution Venture Capital Fund I (Israel) LP	Evolution Venture Capital Fund I (Exempt) LP

By:	By:	By:

	Name:	Name:

	Title:	Title:

Oded Broshi	Arie Kopelman

By:	By:

[SIGNATURE PAGE OF INVESTORS’ RIGHTS AGREEMENT]

Exhibit 10.8

EXHIBIT B

INVESTORS

Name

Lesser Trust

BRMR, LLC

Kaedan Investments Ltd.

Marc Thalheim

G.K. Capital Ltd.

Lindsay Thalheim

Gideon Michonik

David Thalheim

Yair Goldfinger

Alex Hilman Holdings Ltd.

Roger Gladstone

Partam Properties (1993) Ltd.

Robert Gladstone

Evolution Venture Capital Fund I (Israel) LP

Plimus Corporation, Inc.

Evolution Venture Capital Fund (Exempt) LP

Isard Dunietz (or his successor)) as Trustee of the Isard Dunietz 2006 Trust, created by a Declaration of Trust dated July 19, 2006, as it may be amended or restated from time to time thereafter

Avenue International Corp.

Kopelman Ltd.

B-1

Exhibit 10.8

EXHIBIT B

HOLDERS OF SERIES A PREFERRED STOCK AND HOLDERS OF SERIES A-1 PREFERRED STOCK

Name

Joel Ovil

Lea Ovil

Runway Ltd.

Netivim Ltd.

Aaron Nahumi

David Aber

Lucian Ventures, Inc.

Chen Zur

Shani Levona Nechasim Ltd.

Kaedan Investments Ltd.

G.K. Capital Ltd.

Gideon Michonik

Shabtai Nuriel

Yair Goldfinger

Atom Corp.

Robert Gladstone

Roger Gladstone

David Nussbaum

BRMR, LLC

Ted Struhl

Dalewood Assoc.

Marc Thalheim

B-1

Lindsay Thalheim

David Thalheim

Zeevi Aber

Fire Guarantee Ltd.

Alex Hilman Holdings Ltd.

Oded Broshi

Arie Kopelman

B-2

Exhibit 10.8

EXHIBIT C

HOLDERS OF SERIES B PREFERRED STOCK AND HOLDERS OF SERIES B-1 PREFERRED STOCK

Name

Joel Ovil

Lea Ovil

Runway Ltd.

Netivim Ltd.

Aaron Nahumi

Lucian Ventures, Inc.

Chen Zur

Shani Levona Nechasim Ltd.

Kaedan Investments Ltd.

G.K Capital Ltd.

Gideon Michonik

Shabtai Nuriel

Yair Goldfinger

Richard Gladstone

Robert Gladstone

Roger Gladstone

David Nussbaum

BRMR, LLC

Ted Struhl

Dalwood Assoc.

Marc Thalheim

Lindsay Thalheim

C-1

David Thalheim

Alex Hilman Holdings Ltd.

Avenue International Corp.

Partam Properties (1993) Ltd.

Andrew Rosen

Petty & Chris Conway

Evolution Venture Capital Fund I (Israel) LP

Evolution Venture Capital Fund I (Exempt) LP

Oded Broshi

Arie Kopelman

C-2

Exhibit 10.8

EXHIBIT D

MAJOR INVESTORS GROUPS

Group A
Joel Ovil
Lea Ovil
Runway Ltd.
Netivim Ltd.
Aaron Nahumi
David Aber
Lucian Ventures, Inc.
Chen Zur
Shani Levona Nechasim Ltd.
Zeevi Aber
Fire Guarantee Ltd.
Alex Hilman Holdings Ltd.
Arnon Katz
Partam Properties (1993) Ltd.

Group B
Kaedan Investments Ltd.
G.K. Capital Ltd.
Gideon Michonik
Shabtai Nuriel
Yair Goldfinger

Group C
Atom Corp.
Robert Gladstone
Roger Gladstone
David Nussbaum
BRMR, LLC
Ted Struhl
Dalewood Assoc.
Marc Thalheim
Lindsay Thalheim
David Thalheim
Andrew Rosen
Petty & Chris Conway

D-1

Exhibit 10.8

WhiteSmoke, Inc.

	Capitalization Table as of Nov 2010
Shareholder	Common stock	Series A convertible preferred stock	Series A-1 convertible preferred stock	Series B convertible preferred stock	Series B-1 convertible preferred stock	Series C preferred stock	Series D preferred stock - from two bridgle loans	Series D preferred stock – conversion from C shares	Total Shares	Options (common stock)	Warrants to purchase shares (common unless otherwise stated)	Options from round 09	Warrants to purchase shares D	Total	% Shares	% Fully Diluted
Liran Brenner	82,900	0		0		0			82,900	273,696	0			358,595	1.16%	3.88%
Hilla Ovil-Brenner	82,900	0		0		0			82,900	273,698	0			358,598	1.16%	3.88%
Joel Ovil	58,500	53,100		6,200		0			117,800	0	0			117,800	1.65%	1.26%
Lea Ovil	58,500	53,000		6,200		0			117,700	0	0			117,700	1.65%	1.26%
Michael Hartman *	15,000	0		0		0			15,000	0	0			15,000	0.21%	0.10%
Tara Hartman *	15,000	0		0		0			15,000	0	0			15,000	0.21%	0.10%
Nadine Nelson	7,500	0		0		0			7,500	0	0			7,500	0.11%	0.08%
Simone Dell	7,500	0		0		0			7,500	0	0			7,500	0.11%	0.08%
Porsa Morris	4,500	0		0		0			4,500	0	0			4,500	0.00%	0.05%
2003 ESOP****	600	0		0		0			600	0	0			800	0.01%	0.01%
Ofir Shabtal	40,624	0		0		0			40,624	0	0			40,824	0.57%	0.44%
Avi Saranga	1,200	0		0		0			1,200	0	0			1,200	0.02%	0.01%
Shiri Tzadok	600	0		0		0			600	0	0			600	0.01%	0.01%
Nitzan Gadot *	6,000	0		0		0			6,000	0	0			6,000	0.08%	0.07%
Yochial Kimhi **	6,000	0		0		0			6,000	0	0			6,000	0.05%	0.07%
Eyal Babagani	41,250								41,250		0			41,250	0.58%	0.45%
D.N.L.U. Trustees Ltd.	0	0		0		0			0	3,100	0			3,100	0.00%	0.03%
FBC & Co.	0	0		0		0			0	9,200	0			9,200	0.00%	0.10%
Atir Hardof	0	0		0		0			0	2,300	0			2,300	0.00%	0.03%
Runway Ltd.	0	152,400		10,629		6,000			169,028	0	0	1,500		170,526	2.37%	1.85%
Netivim Ltd.	0	70,100		3,543		0			73,643	0	0			73,043	1.03%	0.80%
Aaron Nahumi	0	70,100		5,314		2,681			76,095	0	0	670		78,765	1.10%	0.60%
David Aber	0	37,200		0		0			37,200	0	0			37,200	0.52%	0.40%
Lesser Trust	0	205,500		162,483		0	110,954	76,764	577,682	0	0	3,715	110,954	692,351	8.11%	7.53%
Chen Zur	41,360	140,500		28,344		0			210,204	0	0			210,204	2.95%	2.29%
Shani O.D.E. 1094 ltd.	0	32,000		4,825		0	10,501	2,200	49,624	0	0	327	10,501	60,451	0.70%	0.06%
Kaedan Investments Ltd.	1,750	56,200		45,338		0	28,593	17,557	149,438	0	0		28,593	178,032	2.10%	1.94%
Kaedan Capital Ltd.	0	0		0		0	1,016	6,963	7,978	0	0	992	1,016	9,988	0.11%	0.11%
G.K. Capital Ltd.	0	56,200		32,772		0	25,212	16,464	130,647	0	0	844	25,212	156,703	1.83%	1.70%
Gideon Michonik	1,250	56,200		43,567		0	29,670	28,046	158,733	0	0	994	29,670	189,397	2.23%	2.06%
Shabtai Nuriel	0	56,200		4,429		0	9,197	3,785	73,611	0	0	538		74,150	1.03%	0.81%
Yair Goldfinger	0	175,600		144,433		0	83,283	77,068	490,394	0	0	3,124	93,283	586,811	0.88%	6.38%
Richard Gladstone	0	51,700		24,012		0	11,576	4,763	92,651	0	0	678		93,329	1.30%	1.02%
Robert Gladstone	0	51,700		18,678		0	10,534	4,393	85,305	0	0	626		85,931	1.20%	0.93%
Roger Gladstone	0	51,700		24,812		0	20,494	25,191	121,998	0	0	776	20,484	143,270	1.71%	1.58%
David Nussbaum	0	51,700		14,711		0	17,630	4,145	88,188	0	0	500	17,630	106,406	1.24%	1.16%
BRMR, LLC	0	51,700		36,004		24,953			112,857	0	0	1,238		113,895	1.58%	1.24%
Ted Struhl	0	51,700		24,612		0	11,693	6,161	94,165	0	0	877		95,042	1.32%	1.03%
Dalewood Assoc.	2,785	51,700		24,612		0	20,258	4,763	104,128	0	0	675	20,258	125,084	1.40%	1.36%
Mark Thalheim	0	10,300		4,464		0	4,342	3,815	22,822	0	0		4,342	27,264	0.32%	0.30%
Lindsay Thalheim	0	10,300		4,464		0	4,342	3,815	22,922	0	0		4,342	27,264	0.32%	0.30%
David Thalheim	0	31,100		13,449		0	13,101	11,516	69,156	0	0		13,101	52,268	0.97%	0.89%
Zeevi Aber	0	12,400		0		0			12,400	0	0			12,400	0.17%	0.13%
Fire Guarantee Ltd.	0	13,900		0		0			13,900	0	0			13,900	0.20%	0.15%
Alex Hilman Holdings Ltd.	913	20,700		9,125		0	9,149	10,297	50,184	0	0	369	9,148	59,702	0.70%	0.05%
2005 ESOP	0	0		0		0			0	154,524	0			154,524	0.00%	1.68%
Avenue International Corp.	0	0		132,881		0	23,534	46,650	202,865	0	0	1,752		204,617	2.85%	2.23%
Partam High-Tech Ltd.	0	0		177,148		0	30,829	55,450	266,457	0	0	1,807		205,204	3.74%	2.02%
Andrew Rosen	0	0		22,143		0	3,359	1,382	20,884	0	0	107		27,081	0.38%	0.29%
Patty & Chris Conway	0	0		22,143		0	3,721	5,724	31,588	0	0			31,588	0.44%	0.34%
Reservation for ESOP	0	0		0		0			0	230,638	0			230,638	0.00%	2.51%
Oded Broshi	205,703								205,703	0	0			205,703	2.69%	2.24%
Arie Kopelman	66,568								68,588	0	0			68,568	0.98%	0.75%
Evolution Venture Capital Fund I (Israel) LP	0	0		527,398		0	266,758	236,172	1,330,358	0	0	8,719	266,788	1,605,866	18.67%	17.47%
Evolution Venture Capital Fund I (Exempt) LP	0	0		501,212		0	161,612	143,008	805,893	0	0	5,262	161,612	972,787	11.31%	10.58%
EarliBirdCapital Inc. ***	0	0		0		0			0	0	0			0	0.00%	0.00%
Maxim Partners LLC ***	0	0		0		0			0	0	0			0	0.00%	0.00%
Kroos Capital III ****	0	0		0		0			0	0	0			0	0.00%	0.00%
Iaard Dunlotz (or his successor), as Trustee of	0	0		0		0	116,098	73,634	189,730	0	0	465	116,090	306,311	2.66%	3.33%
Plimus Corporation, Inc	0	0		0		40,000			40,000	0	0			40,000	0.56%	0.44%
Kopelman Ltd			47,635		75,500	0	37,718	42,138	202,891		0	2,500	37,718	243,209	2.85%	2.85%
Panoom LTD Nadev Poios							75,497		75,487		0		75,497	150,994	1.06%	1.04%
Bernardo Cohen Investments Ltd.							35,115		35,115		0		35,115	70,230	0.40%	0.70%
TOTAL	760,913	1,674,900	47,638	2,400,306	75,500	73,634	1,186,648	917,066	7,125,609	947,168	0	39,201	1,001,383	9,193,411	100%	100%
														13090497.68
										1,357,963
Evolution Venture Capital Fund I (Israel) LP	17.39%	$36,124
Evolution Venture Capital Fund I (Exempt) LP	10.53%	$21,574	$57,998
Yair Goldfinger	8.35%	$13,191	$13,191
Lesser Trust	7.50%	$15,580	$15,580
Kopelman Ltd.	2.63%	$5,463	$5,463
G.K. Capital Ltd.	1.70%	$3,531	$3,531
Kaedan Investments Ltd.	2.04%	$4,238	$4,238
	48%	$100,000	$100,000